Exhibit 99.2
Sterling Financial Corporation
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts, unaudited)

	June 30,	March 31,	June 30,
	2006	2006	2005
ASSETS:

Cash and cash equivalents	$116,795	$117,722	$126,345
Loans receivable, net	5,510,188	5,249,515	4,181,265
Loans held for sale	12,181	9,315	15,559
Investment and mortgage-backed securities (“MBS”) available for sale	1,892,983	1,983,252	1,996,804
Investments and MBS held to maturity	81,473	63,491	49,908
Office properties and equipment, net	83,185	83,748	80,582
Real estate owned, net	5,101	5,160	2,463
Goodwill, net	112,702	112,702	112,391
Other intangible assets, net	16,514	17,070	18,736
Bank owned life insurance (“BOLI”)	110,150	108,816	95,957
Prepaid expenses and other assets, net	103,066	89,494	63,802

Total assets	$8,044,338	$7,840,285	$6,743,812

LIABILITIES:

Deposits	$5,337,791	$5,085,302	$4,200,196
Advances from Federal Home Loan Bank of Seattle	1,337,138	1,371,152	1,317,141
Repurchase agreements and fed funds	583,041	660,420	536,152
Other borrowings	185,874	129,166	111,152
Accrued expenses and other liabilities	86,352	85,525	75,684

Total liabilities	7,530,196	7,331,565	6,240,325

SHAREHOLDERS’ EQUITY:

Common stock	35,093	35,067	23,084
Additional paid-in capital	390,324	388,800	395,865
Accumulated comprehensive loss:
Unrealized loss on investments and MBS (1)	(59,929)	(49,152)	(10,494)
Retained earnings	148,654	134,005	95,032

Total shareholders’ equity	514,142	508,720	503,487

Total liabilities and shareholders’ equity	$8,044,338	$7,840,285	$6,743,812

Book value per share (2)	$14.65	$14.51	$14.54
Tangible book value per share (2)(3)	$10.97	$10.81	$10.75
Shares outstanding at end of period	35,092,842	35,066,735	23,084,300
Shareholders’ equity to total assets	6.39%	6.49%	7.47%
Tangible shareholders’ equity to tangible assets (4)	4.86%	4.91%	5.63%

(1)	Net of deferred income taxes.

(2)	Amounts as of June 30, 2005 have been restated to reflect the 3 for 2 stock split that was effected on August 31, 2005.

(3)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(4)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

Sterling Financial Corporation
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share amounts, unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2006	2006	2005	2006	2005
INTEREST INCOME:

Loans	$103,356	$92,111	$72,619	$195,467	$140,662
Mortgage-backed securities	22,473	23,345	21,858	45,818	44,940
Investments and cash	891	723	579	1,614	1,520

Total interest income	126,720	116,179	95,056	242,899	187,122

INTEREST EXPENSE:

Deposits	40,909	34,810	21,105	75,719	39,428
Borrowings	24,762	22,413	20,137	47,175	41,062

Total interest expense	65,671	57,223	41,242	122,894	80,490

Net interest income	61,049	58,956	53,814	120,005	106,632
Provision for losses on loans	(4,650)	(4,650)	(3,400)	(9,300)	(7,150)

Net interest income after provision	56,399	54,306	50,414	110,705	99,482

NONINTEREST INCOME:

Fees and service charges	10,615	9,079	8,205	19,694	15,608
Mortgage banking operations	2,725	2,271	6,106	4,996	11,478
Loan servicing fees	482	269	103	751	240
Net gain (loss) on sales of securities	0	0	0	0	(57)
Real estate owned operations	78	307	99	385	211
BOLI	1,203	1,183	1,107	2,386	2,167
Charge related to early repayment of debt	0	0	0	0	645
Other non-interest income (expense)	27	(192)	(215)	(165)	(248)

Total noninterest income	15,130	12,917	15,405	28,047	30,044

NONINTEREST EXPENSES:

Employee compensation and benefits	25,710	25,089	22,334	50,799	44,351
Occupancy and equipment	7,375	6,916	6,617	14,291	12,663
Amortization of core deposit intangibles	555	556	555	1,111	1,111
Other	13,349	11,679	12,096	25,028	23,124

Total noninterest expenses	46,989	44,240	41,602	91,229	81,249

Income before income taxes	24,540	22,983	24,217	47,523	48,277
Income tax provision	(7,609)	(7,567)	(8,209)	(15,176)	(16,378)

Net Income	$16,931	$15,416	$16,008	$32,347	$31,899

Earnings per share — basic (1)	$0.48	$0.44	$0.46	$0.92	$0.92
Earnings per share — diluted (1)	$0.48	$0.44	$0.46	$0.92	$0.91

Core earnings (2)	$16,931	$15,416	$16,008	$32,347	$31,529
Core earnings per share — basic (2)	$0.48	$0.44	$0.46	$0.92	$0.91
Core earnings per share — diluted (2)	$0.48	$0.44	$0.46	$0.92	$0.90

Weighted average shares outstanding — basic (1)	35,077,647	34,946,649	34,597,964	35,012,510	34,541,705
Weighted average shares outstanding — diluted (1)	35,404,364	35,255,602	35,022,597	35,326,837	35,000,243

(1)	Weighted average shares and per share amounts for the applicable prior periods have been restated to reflect the 3 for 2 stock split that was effected on August 31, 2005.

(2)	See Exhibit A.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2006	2006	2005	2006	2005
LOAN ORIGINATIONS:

Residential real estate	$78,124	$71,097	$106,489	$149,221	$262,972
Multifamily real estate	1,465	0	0	1,465	13,267
Commercial real estate	36,528	33,975	14,700	70,503	69,755
Construction	462,523	563,592	424,519	1,026,115	769,439
Consumer — direct	103,659	78,849	120,593	182,508	184,544
Consumer — indirect	41,152	29,535	21,746	70,687	36,788
Business banking	184,527	176,449	130,128	360,976	224,276
Corporate banking	131,623	119,511	89,955	251,134	169,688

Total loan origination volume	$1,039,601	$1,073,008	$908,130	$2,112,609	$1,730,729

PERFORMANCE RATIOS:

Return on average assets	0.85%	0.81%	0.92%	0.83%	0.92%
Return on average assets, core (1)	0.85%	0.81%	0.92%	0.83%	0.91%
Return on average shareholders’ equity	13.1%	12.1%	13.4%	12.6%	13.5%
Return on average shareholders’ equity, core (1)	13.1%	12.1%	13.4%	12.6%	13.3%
Return on average tangible equity (2)	17.5%	16.2%	18.5%	16.9%	18.6%
Operating efficiency	61.7%	61.6%	60.1%	61.6%	59.4%
Operating efficiency, core (1)	61.7%	61.6%	60.1%	61.6%	59.9%
Non interest expense to average assets (annualized)	2.36%	2.34%	2.39%	2.35%	2.33%
Average assets	$7,981,266	$7,673,383	$6,972,385	$7,825,473	$7,019,640
Average shareholders’ equity	$517,791	$515,551	$478,378	$516,677	$478,047
Average tangible equity (2)	$388,240	$385,418	$346,889	$386,835	$346,276

OTHER:

Regulatory capital ratios (Sterling Financial Corporation):
Core capital ratio (3)	7.9%	7.2%	N/A	7.9%	N/A
Tier 1 risk-based capital ratio (3)	9.8%	9.2%	N/A	9.8%	N/A
Total risk-based capital ratio (3)	10.9%	10.1%	N/A	10.9%	N/A
Regulatory capital ratios (Sterling Savings Bank):
Core capital ratio	7.5%	7.2%	7.3%	7.5%	7.3%
Tier 1 risk-based capital ratio	9.5%	9.1%	10.1%	9.5%	10.1%
Total risk-based capital ratio	10.5%	10.1%	11.1%	10.5%	11.1%

Sales of financial products	$50,975	$30,232	$26,183	$81,207	$55,098
FTE employees at end of period (whole numbers)	1,814	1,832	1,707	1,814	1,707

(1)	See Exhibit A

(2)	Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

(3)	Sterling Financial Corporation did not have regulatory capital ratio requirements prior to its conversion to a bank holding company in July of 2005.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)

	June 30,	March 31,	June 30,
	2006	2006	2005
LOANS BY COLLATERAL TYPE:

Residential	$494,698	$497,386	$495,682
Multifamily	264,241	330,427	225,476
Commercial	801,995	786,215	568,945
Construction	1,433,305	1,261,061	801,746
Consumer — direct	673,483	640,941	591,409
Consumer — indirect	196,110	177,013	128,510
Business banking	1,183,657	1,128,397	994,054
Corporate banking	536,536	496,851	438,038
Deferred loan fees, net	(11,032)	(10,077)	(8,002)
Allowance for losses on loans	(62,805)	(58,699)	(54,593)

Net loans receivable	$5,510,188	$5,249,515	$4,181,265

ALLOWANCE FOR LOSSES ON LOANS:

Balance at beginning of quarter	$58,699	$55,483	$52,712
Provision for losses on loans	4,650	4,650	3,400
Amounts written off net of recoveries and other	(544)	(1,434)	(1,519)

Balance at end of quarter	$62,805	$58,699	$54,593

Net charge-offs to average net loans (annualized)	0.04%	0.11%	0.13%
Net charge-offs to average net loans (ytd)	0.04%	0.03%	0.03%
Loan loss allowance to total loans	1.13%	1.11%	1.29%
Loan loss allowance to nonperforming loans (excluding loans classified as loss)	1447.2%	1553.6%	460.1%
Nonperforming loans to net loans	0.10%	0.09%	0.37%

NONPERFORMING ASSETS:

Nonaccrual loans	$4,390	$3,788	$14,020
Restructured loans	904	1,039	1,267

Total nonperforming loans	5,294	4,827	15,287
REO	5,101	5,160	2,463

Total nonperforming assets (NPA)	$10,395	$9,987	$17,750

NPA to total assets	0.13%	0.13%	0.26%
Loan delinquency ratio (60 days and over)	0.11%	0.08%	0.45%
Classified assets	$57,075	$54,733	$73,753
Classified assets/total assets	0.71%	0.70%	1.09%

DEPOSITS DETAIL:

Interest-bearing transaction accounts	$409,296	$410,780	$420,460
Noninterest-bearing transaction accounts	689,423	676,857	634,997
Savings accounts	1,476,357	1,403,730	1,116,071
Time deposits	2,762,715	2,593,935	2,028,668

Total deposits	$5,337,791	$5,085,302	$4,200,196

Number of transaction accounts (whole numbers):
Interest-bearing transaction accounts	41,903	45,912	47,745
Noninterest-bearing transaction accounts	115,852	110,050	102,477

Total transaction accounts	157,755	155,962	150,222

Sterling Financial Corporation
AVERAGE BALANCE, YIELDS AND RATES PAID
(in thousands, unaudited)

	Three Months Ended
	June 30, 2006			March 31, 2006			June 30, 2005
	Average Balance	Amount	Average Rate	Average Balance	Amount	Average Rate	Average Balance	Amount	Average Rate
ASSETS:

Loans:
Mortgage	$2,949,789	$55,561	7.55%	$2,754,279	$49,504	7.29%	$2,437,582	$38,001	6.25%
Commercial and consumer	2,525,246	47,795	7.59%	2,346,225	42,607	7.36%	2,088,756	34,618	6.65%

Total loans	5,475,035	103,356	7.57%	5,100,504	92,111	7.32%	4,526,338	72,619	6.44%
MBS	1,896,134	22,473	4.75%	1,966,595	23,345	4.81%	1,933,964	21,858	4.53%
Investments and cash	192,661	891	1.85%	177,151	723	1.66%	161,791	579	1.44%

Total interest-earning assets	7,563,830	126,720	6.72%	7,244,250	116,179	6.50%	6,622,093	95,056	5.76%

Noninterest-earning assets	417,436			429,133			350,292

Total average assets	$7,981,266			$7,673,383			$6,972,385

LIABILITIES and EQUITY:

Deposits:
Transaction	$1,069,682	409	0.15%	$1,055,363	349	0.13%	$1,036,304	322	0.12%
Savings	1,453,641	11,029	3.04%	1,345,667	8,813	2.66%	1,109,551	4,843	1.75%
Time deposits	2,694,370	29,471	4.39%	2,527,672	25,648	4.12%	2,012,237	15,940	3.18%

Total deposits	5,217,693	40,909	3.14%	4,928,702	34,810	2.86%	4,158,092	21,105	2.04%
Borrowings	2,157,017	24,762	4.60%	2,075,072	22,413	4.38%	2,323,964	20,137	3.48%

Total interest-bearing liabilities	7,374,710	65,671	3.57%	7,003,774	57,223	3.31%	6,482,056	41,242	2.55%

Noninterest-bearing liabilities	88,765			154,058			11,951

Total average liabilities	7,463,475			7,157,832			6,494,007
Total average shareholders’ equity	517,791			515,551			478,378

Total average liabilities and equity	$7,981,266			$7,673,383			$6,972,385

Net interest income and spread		$61,049	3.15%		$58,956	3.19%		$53,814	3.21%

Net interest margin			3.24%			3.30%			3.26%

Sterling Financial Corporation
EXHIBIT A — RECONCILIATION SCHEDULE
(in thousands, unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2006	2006	2005	2006	2005
CORE EARNINGS: (1)

Net income as reported	$16,931	$15,416	$16,008	$32,347	$31,899
Subtract: net (gain) loss on securities, net of tax	0	0	0	0	36
Add back: merger and acquisition costs, net of tax	0	0	0	0	0
Add back: charge on early debt repayment, net of tax	0	0	0	0	(406)

Core earnings	$16,931	$15,416	$16,008	$32,347	$31,529

CORE EARNINGS PER SHARE — BASIC: (1) (2)

Earnings per share — basic, as reported	$0.48	$0.44	$0.46	$0.92	$0.92
Subtract: net (gain) loss on securities, net of tax	0.00	0.00	0.00	0.00	0.00
Add back: merger and acquisition costs, net of tax	0.00	0.00	0.00	0.00	0.00
Add back: charge on early debt repayment, net of tax	0.00	0.00	0.00	0.00	(0.01)

Core earnings per share — basic	$0.48	$0.44	$0.46	$0.92	$0.91

CORE EARNINGS PER SHARE — DILUTED: (1) (2)

Earnings per share — basic, as reported	$0.48	$0.44	$0.46	$0.92	$0.91
Subtract: net (gain) loss on securities, net of tax	0.00	0.00	0.00	0.00	0.00
Add back: merger and acquisition costs, net of tax	0.00	0.00	0.00	0.00	0.00
Add back: charge on early debt repayment, net of tax	0.00	0.00	0.00	0.00	(0.01)

Core earnings per share — diluted	$0.48	$0.44	$0.46	$0.92	$0.90

RETURN ON AVERAGE ASSETS, CORE: (1)

Return on average assets, as reported	0.85%	0.81%	0.92%	0.83%	0.92%
Subtract: net (gain) loss on securities, net of tax	0.00%	0.00%	0.00%	0.00%	0.00%
Add back: merger and acquisition costs, net of tax	0.00%	0.00%	0.00%	0.00%	0.00%
Add back: charge on early debt repayment, net of tax	0.00%	0.00%	0.00%	0.00%	(0.01%)

Return on average shareholders’ equity, core	0.85%	0.81%	0.92%	0.83%	0.91%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE: (1)

Return on average shareholders’ equity, as reported	13.1%	12.1%	13.4%	12.6%	13.5%
Subtract: net (gain) loss on securities, net of tax	0.0%	0.0%	0.0%	0.0%	0.0%
Add back: merger and acquisition costs, net of tax	0.0%	0.0%	0.0%	0.0%	0.0%
Add back: charge on early debt repayment, net of tax	0.0%	0.0%	0.0%	0.0%	(0.2%)

Return on average shareholders’ equity, core	13.1%	12.1%	13.4%	12.6%	13.3%

OPERATING EFFICIENCY RATIO, CORE: (1)

Operating efficiency ratio, as reported	61.7%	61.6%	60.1%	61.6%	59.4%
Add back: net (gain) loss on securities	0.0%	0.0%	0.0%	0.0%	0.0%
Subtract: merger and acquisition costs	0.0%	0.0%	0.0%	0.0%	0.0%
Subtract: charge on early debt repayment	0.0%	0.0%	0.0%	0.0%	0.5%

Operating efficiency ratio, core	61.7%	61.6%	60.1%	61.6%	59.9%

(1)	Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

(2)	Weighted average shares and per share amounts for the applicable prior periods have been restated to reflect the 3 for 2 stock split that was effected on August 31, 2005.